                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 1995

                            VARIAN ASSOCIATES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                       1-7598                   94-2359345
(STATE OR OTHER JURISDICTION          (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)

                                3050 HANSEN WAY
                        PALO ALTO, CALIFORNIA 94304-1000
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

                                 (415) 493-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On June 9, 1995, CPII Acquisition Corp., a Delaware corporation ("Buyer") (formerly, Communications & Power Industries Holding Corporation), entered into a Stock Sale Agreement (the "Stock Sale Agreement") with Varian Associates, Inc., a Delaware corporation ("Registrant"), pursuant to which Buyer agreed to purchase substantially all of Registrant's Electron Devices business (the "Business"). The Business, one of Registrant's four core businesses, develops, manufactures and distributes microwave tubes, power grid tubes, microwave amplifiers, modulators and various other power supply equipment. Buyer was formed at the direction of Leonard Green & Partners, L.P. on behalf of its equity investment fund, Green Equity Investors II, L.P.

  In order to facilitate the sale of the Business to Buyer, pursuant to the Stock Sale Agreement, Registrant formed a new wholly owned subsidiary, Communications & Power Industries, Inc., a Delaware corporation ("CPI"), on June 12, 1995. On August 10, 1995, pursuant to the Stock Sale Agreement, Registrant contributed substantially all of the U.S.-based assets of the Business to CPI in exchange for all the authorized stock of CPI.

  On August 11, 1995 (the "Closing Date"), the sale of the Business was completed. Buyer acquired on the Closing Date all of the outstanding stock of CPI from Registrant. Also on the Closing Date, various affiliates of CPI acquired from affiliates of Registrant substantially all of the assets of the Business located in foreign jurisdictions. In addition, Registrant and Buyer entered into amendments to the Stock Sale Agreement (together with the Stock Sale Agreement, the "Amended Agreement"), copies of which are attached hereto as Exhibits 2.1 and 2.2 and incorporated herein by reference. Pursuant to the Amended Agreement, among other things, Communications & Power Industries Holding Corporation, a Delaware corporation owning all of the outstanding stock of Buyer ("Holding"), became a party to the Amended Agreement.

  In accordance with the Amended Agreement, Buyer and its affiliates paid to Registrant and its affiliates on the Closing Date $196,200,000 (the "Purchase Price") in cash in consideration of the sale of the stock of CPI and the foreign-based assets of the Business. Holding, Buyer and their affiliates also assumed as of the Closing Date certain specified liabilities of Registrant and its affiliates related to the Business, including certain liabilities with respect to product warranties and personal injuries associated with products of the Business. Except as specifically provided in the Amended Agreement, Registrant and its affiliates generally retained all liabilities of the Business arising from the operations, activities and transactions of the Business up through the Closing Date, including various environmental related liabilities.

  The Amended Agreement provides that the Purchase Price is subject to adjustment for changes, among other things, in the book value of the Business since March 31, 1995. Such an adjustment to the Purchase Price will be determined after completion of a closing balance sheet of the Business as at the Closing Date which will be audited by Buyer's auditors. Such closing balance sheet must be delivered by Buyer to Registrant within 60 days of the Closing Date (or such longer period of time as may be reasonably required). As with any other dispute among the parties with respect to the Amended Agreement, any unresolved dispute concerning a possible adjustment to the Purchase Price will be subject to binding arbitration.

  In the Amended Agreement, Registrant made various representations and warranties as to itself and the Business and has agreed to indemnify Buyer for any breaches thereof. Claims for breaches of such representations and warranties must be brought before December 31, 1996. Registrant's maximum indemnification obligation for such losses is an amount equal to 10% of the Purchase Price ($19,620,000), which is subject to adjustment as discussed above.

  Except with respect to certain environmental matters, all other indemnification obligations of Registrant under the Amended Agreement generally have no time or dollar limitations. Such indemnification provisions cover, among other matters, breaches of agreements and covenants of Registrant contained in the Amended Agreement and certain other agreements, various liabilities retained by Registrant and its affiliates with respect to the operation of the Business through the Closing Date and liabilities arising from certain environmental claims and matters.

  On the Closing Date, Registrant entered into various agreements with Buyer pursuant to the Amended Agreement, including (a) a noncompetition agreement prohibiting Registrant and its affiliates from competing with the Business for a period of ten years; (b) subleases of certain properties both to and from Buyer; (c) agreements relating to the purchase and sale of products; (d) an agreement whereby Registrant will provide certain transitional services to Buyer; and (e) agreements whereby Registrant granted to Buyer various licenses relating to certain intellectual property of Registrant which Buyer will use in the Business. Registrant also guaranteed certain promissory notes executed by various management investors in favor of Holding.

  On August 23, 1995, Registrant commenced an offer (the "Offer") to purchase from its stockholders up to 3,000,000 shares of its common stock ("Shares"). Registrant will determine a single per Share price (not greater than $58 nor less than $51 per Share) that it will pay for the Shares validly tendered pursuant to the Offer and not withdrawn (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. Registrant will select the Purchase Price that will enable it to purchase 3,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $58 nor less than $51 per Share) pursuant to the Offer. Registrant will purchase all Shares validly tendered at prices at or below the Purchase Price and not withdrawn on or prior to the expiration date of the Offer, upon the terms and subject to the conditions of the Offer. The Purchase Price will be paid in cash, net to the seller, with respect to all Shares purchased. The Offer will expire on September 20, 1995 unless extended. Registrant will use the proceeds from the sale of the Business and cash on hand to purchase Shares in the Offer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Business Acquired.

    Not applicable

  (b) Pro Forma Financial Information.

  The following unaudited pro forma condensed consolidated financial statements are filed with this report:

      Pro Forma Condensed Consolidated Balance Sheet as at June 30,
       1995.......................................................... Page F-1
      Pro Forma Condensed Consolidated Statements of Earnings:
       Year Ended September 30, 1994................................. Page F-2
       Nine Months Ended June 30, 1995............................... Page F-3

  The Pro Forma Condensed Consolidated Balance Sheet of Registrant as at June 30, 1995 reflects the financial position of Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 30, 1995. The Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended September 30, 1994 and the nine months ended June 30, 1995 assume that the disposition occurred on October 2, 1993, and are based on the operations of Registrant for the year ended September 30, 1994 and the nine months ended June 30, 1995. Such pro forma financial statements also reflect the purchase of 3,000,000 Shares pursuant to the Offer referred to in Item 2 at a purchase price of $56 per Share (the last reported sale price of the Shares on the New York Stock Exchange on June 30, 1995).

  The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition only from August 11, 1995, the Closing Date.

  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

  (c) Exhibits.

   NO.                                DESCRIPTION
   ---                                -----------
   2.1 First Amendment to Stock Sale Agreement, dated as of August 11, 1995, by and among Registrant, Holding and Buyer. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule, all of which are listed in
       Sections 14 to 17 of the First Amendment to Stock Sale Agreement.)
   2.2 Second Amendment to Stock Sale Agreement, dated as of August 11, 1995, by and among Registrant, Holding and Buyer.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VARIAN ASSOCIATES, INC.

Date: August 23, 1995                     By:     /s/ Robert A. Lemos
                                             ----------------------------------
                                                     Robert A. Lemos
                                                     Vice President,
                                                         Finance
                                               and Chief Financial Officer

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                              DESCRIPTION
 -------                            -----------
 2.1     First Amendment to Stock Sale Agreement, dated as of August 11,
         1995, by and among Registrant, Holding and Buyer. (Registrant hereby agrees to furnish supplementally to the Securities and
         Exchange Commission upon request a copy of any omitted schedule, all of which are listed in Sections 14 to 17 of the First
         Amendment to Stock Sale Agreement.)
 2.2     Second Amendment to Stock Sale Agreement, dated as of August 11,
         1995, by and among Registrant, Holding and Buyer.

                        PRO FORMA FINANCIAL INFORMATION

                   VARIAN ASSOCIATES, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 1995
                                  (UNAUDITED)

                                                  PRO FORMA
                                                 ADJUSTMENTS
                                              -------------------
                                  HISTORICAL   EDB (A)    OTHER      PRO FORMA
                                  ----------  ---------  --------    ---------
                                          (DOLLARS IN THOUSANDS)
ASSETS
CURRENT ASSETS
 Cash and cash equivalents....... $   90,120  $   9,437  $ 37,637(b) $ 118,320
 Accounts receivable.............    378,462     40,258                338,204
 Inventories.....................    225,932     44,305                181,627
 Other current assets............     75,199     11,998    10,719(c)    73,920
                                  ----------  ---------  --------    ---------
  TOTAL CURRENT ASSETS...........    769,713    105,998    48,356      712,071
Property, Plant, and Equipment...    602,524    185,708                416,816
Accumulated depreciation and
 amortization....................   (364,334)  (129,113)              (235,221)
                                  ----------  ---------              ---------
  Net Property, Plant and
   Equipment.....................    238,190     56,595                181,595
 Other Assets....................     61,181      2,289                 58,892
                                  ----------  ---------  --------    ---------
  TOTAL ASSETS................... $1,069,084  $ 164,882  $ 48,356    $ 952,558
                                  ==========  =========  ========    =========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
CURRENT LIABILITIES
 Notes Payable................... $   32,968  $     --   $           $  32,968
 Accounts Payable--Trade.........     83,493      6,599     3,286(d)    80,180
 Accrued expenses................    266,175     22,260    48,345(d)   292,260
 Product warranty................     48,349      4,491                 43,858
 Advance payments from customers.     61,264      3,764                 57,500
                                  ----------  ---------  --------    ---------
  TOTAL CURRENT LIABILITIES......    492,249     37,114    51,631      506,766
Long-Term Debt...................     60,329        --                  60,329
Deferred Taxes...................     20,773      4,961    14,961(d)    30,773
                                  ----------  ---------  --------    ---------
 TOTAL LIABILITIES...............    573,351     42,075    66,592      597,868
TOTAL STOCKHOLDERS' EQUITY.......    495,733    122,807   (18,236)     354,690
                                  ----------  ---------  --------    ---------
 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY........... $1,069,084  $ 164,882  $ 48,356    $ 952,558
                                  ==========  =========  ========    =========

--------
(a) To eliminate the assets and liabilities included in the balance sheet of the Company's Electron Devices business ("EDB") as of June 30, 1995.
(b) To reflect the $196.2 million net proceeds from the sale of EDB, the $168.0 million purchase of 3,000,000 shares of the Company's common stock pursuant to the Company's tender offer at a purchase price of $56.00 per share (the last reported sale price of the Company's common stock on the New York Stock Exchange on June 30, 1995), and the retention of $9.4 million of cash held by EDB.
(c) To reflect deferred tax asset retained by the Company.
(d) To reflect transaction costs, liabilities retained by the Company, and income tax liabilities related to the transaction.

                        PRO FORMA FINANCIAL INFORMATION

                   VARIAN ASSOCIATES, INC. AND SUBSIDIARIES
   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FOR THE YEAR ENDED
                              SEPTEMBER 30, 1994
                                  (UNAUDITED)
          (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                    PRO FORMA
                                                   ADJUSTMENTS
                                                 ----------------
                                      HISTORICAL EDB (A)   OTHER      PRO FORMA
                                      ---------- -------- -------     ----------
SALES...............................  $1,552,477 $246,890 $           $1,305,587
                                      ---------- -------- -------     ----------
OPERATING COSTS AND EXPENSES
 Cost of sales......................   1,031,956  186,996                844,960
 Research and development...........      81,326    7,619                 73,707
 Marketing..........................     187,332   19,476                167,856
 General and administrative.........     121,873   17,380   3,485(b)     107,978
                                      ---------- -------- -------     ----------
 Total operating costs and expenses.   1,422,487  231,471   3,485      1,194,501
                                      ---------- -------- -------     ----------
OPERATING EARNINGS..................     129,990   15,419  (3,485)       111,086
 Interest expense, net..............       1,992                           1,992
                                      ---------- -------- -------     ----------
EARNINGS BEFORE TAXES...............     127,998   15,419  (3,485)       109,094
 Taxes on Earnings..................      48,640    5,859  (1,324)(b)     41,457
                                      ---------- -------- -------     ----------
NET EARNINGS........................  $   79,358 $  9,560 $(2,161)    $   67,637
                                      ========== ======== =======     ==========
Average Shares Outstanding Including
 Common Stock Equivalents...........      35,676           (3,000)(c)     32,676
EARNINGS PER SHARE--FULLY DILUTED...       $2.22                           $2.07

--------
(a) To eliminate the profit and loss of EDB for the entire period.
(b) To reflect costs that would not have been eliminated due to the sale of EDB.
(c) To reflect the purchase of shares of the Company's common stock pursuant to its tender offer as if the transaction had been completed at the beginning of the period.

                        PRO FORMA FINANCIAL INFORMATION

                   VARIAN ASSOCIATES, INC. AND SUBSIDIARIES
  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FOR THE NINE MONTHS
                              ENDED JUNE 30, 1995
                                  (UNAUDITED)
          (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                    PRO FORMA
                                                   ADJUSTMENTS
                                                 ----------------
                                      HISTORICAL EDB (A)   OTHER      PRO FORMA
                                      ---------- -------- -------     ----------
SALES...............................  $1,350,403 $192,304 $           $1,158,099
                                      ---------- -------- -------     ----------
OPERATING COSTS AND EXPENSES
 Cost of sales......................     903,926  142,959                760,967
 Research and development...........      72,470    6,366                 66,104
 Marketing..........................     153,950   14,834                139,116
 General and administrative.........      87,344   16,500   2,640(b)      73,484
                                      ---------- -------- -------     ----------
 Total operating costs and expenses.   1,217,690  180,659   2,640      1,039,671
                                      ---------- -------- -------     ----------
OPERATING EARNINGS..................     132,713   11,645  (2,640)       118,428
 Interest expense, net..............       2,258                           2,258
                                      ---------- -------- -------     ----------
EARNINGS BEFORE TAXES...............     130,455   11,645  (2,640)       116,170
 Taxes on Earnings..................      48,270    4,309    (977)(b)     42,984
                                      ---------- -------- -------     ----------
NET EARNINGS........................  $   82,185 $  7,336 $(1,663)    $   73,186
                                      ========== ======== =======     ==========
Average Shares Outstanding Including
 Common Stock Equivalents...........      35,480           (3,000)(c)     32,480
EARNINGS PER SHARE--FULLY DILUTED...       $2.32                           $2.25

--------
(a) To eliminate the profit and loss of EDB for the entire period.
(b) To reflect costs that would not have been eliminated due to the sale of EDB.
(c) To reflect the purchase of shares of the Company's common stock pursuant to its tender offer as if the transaction had been completed at the beginning of the period.